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                                                        Exhibit 10.26.5



                      GENERAL SECURITY AGREEMENT

                                  of

               O'BRIEN (PHILADELPHIA) COGENERATION INC.

                              in favor of

                       MEESPIERSON CAPITAL CORP.



                           December 17, 1997

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                      GENERAL SECURITY AGREEMENT

          THIS GENERAL SECURITY AGREEMENT ("this Agreement") dated as of December 17, 1997, is entered into by and between O'BRIEN (PHILADELPHIA) COGENERATION INC., a corporation incorporated under the laws of the State of Delaware, having offices at 1221 Nicollet Mall, Suite 610, Minneapolis, Minnesota 55403 (the "Grantor"), and MEESPIERSON CAPITAL CORP., a corporation incorporated under the laws of the State of Delaware, with offices at 445 Park Avenue, New York, New York (the "Security Trustee").

                    W I T N E S S E T H   T H A T :

          WHEREAS:

          A. By a Credit Agreement dated as of December 17, 1997 (the "Credit Agreement") made among the Security Trustee, as Agent and Security Trustee, the banks and financial institutions whose names and addresses are set out in Schedule 1 thereto (the "Lenders"), and NRG Generating (U.S.) Inc. (the "Borrower"), the Lenders, subject to the terms thereof, have agreed to make advances to the Borrower of up to Thirty Million United States Dollars (US$30,000,000) outstanding at any time (the "Credit Facility");

          B. The Borrower is an affiliate of the Grantor, and the financial accommodations made to the Borrower under the Credit Facility will be of benefit to the Grantor; and

          C. Pursuant to the Credit Agreement it is a condition precedent to the availability of the Credit Facility that the Grantor execute and deliver to the Security Trustee this Agreement and grant the security interests contemplated hereby in order to create in favor of the Security Trustee a valid and perfected security interest, as that term is defined in the Uniform Commercial Code of New York (the "Code"), in the Collateral (as such term is hereinafter defined), as security for the payment and performance of all the obligations of the Borrower under and in connection with the Credit Agreement and the Note (as such term is defined in the Credit Agreement) now or hereafter existing whether for principal, interest, fees, expenses or otherwise and all secured obligations of the Grantor now or hereafter existing under this Agreement (all such obligations of the Grantor are hereinafter collectively referred to as the "Secured Obligations").

          NOW, THEREFORE, in consideration of the premises, the parties hereby agree as follows:

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          1.  Definitions.  All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit
Agreement.

          2. Grant of Security. The Grantor, as legal and beneficial owner, as security for the Secured Obligations, hereby assigns, pledges, transfers and sets over unto the Security Trustee and its successors and assigns, and hereby grants to the Security Trustee a security interest in, all of the Grantor's right, title and interest in and to the following property (hereinafter referred to as the "Collateral"):

          (a) Any and all equipment (as defined in the Code) of the Grantor, or in which it has rights, whether now owned or hereafter acquired, and all machinery, tools, office equipment, furniture, furnishings, fixtures, rolling stock, dies and tools used or useful in Grantor's business, structures, leasehold improvements, installations, equipment and appurtenances hereafter constructed, drilled or placed and any and all goods, equipment and tangible property held or used by the Grantor, supplies and materials on hand, and all personal property of every kind, nature and description, whether affixed to land or imbedded therein or otherwise, of the Grantor together with all present and future improvements or products of, accessions, attachments and other additions to and substitutes and replacements for, all or any part of the foregoing (all of the foregoing types or items of property and interests described in this paragraph are hereinafter collectively referred to in this Agreement as the "Personal Property");

          (b) Any and all general intangibles (as defined in the Code) of the Grantor, whether now existing or hereafter acquired or arising, including, without limitation, all contracts, Energy Service
Agreements, leases, power purchase agreements, steam sale agreements and any other contractual rights (including any rights to distributions under any partnership agreements), partnership interests, copyrights, royalties, licenses, sublicenses, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics, assembly and display materials relating thereto and all customer lists, including, without limitation, all present and future rights, titles, interests and estates now owned or hereafter acquired by the Grantor (including, without limitation, all rights to receive payments) under or by virtue of all agreements, or under or by virtue of all contracts ; provided, however, any of the foregoing (including the Permits but excluding the Energy Services Agreements which shall under all circumstances be subject to the pledge and assignment hereunder and as to which Grantor has obtained all necessary consents to permit such pledge and assignment) which by their terms would become void, voidable, terminable or revocable or would constitute a breach or default thereunder if pledged or assigned hereunder or if a security interest therein were granted hereunder are expressly excepted and excluded from the lien and terms of this Agreement to the extent necessary to avoid such voidness,

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violability, terminability or revocability; provided further, however, the Grantor will use all reasonable efforts to obtain all consents necessary to permit such pledge, assignment and security interest (all of the foregoing rights, titles, interests and estates referred to or described in this paragraph are hereinafter collectively referred to in this Agreement as the "Intangibles Collateral"). As used herein, "Permits" shall mean any authorizations, consents, approvals, waivers, exemptions, variances, registrations, leases, tariffs, certifications, franchises, permissions, permits and licenses now or hereafter of, and filings and declarations now or hereafter with, and rulings now or hereafter by, any Governmental Authority (including, without limitation, the QF Certificate), including those with respect to the reconstruction, repair, alteration, addition, improvement, replacement, use, operation or management of the Philadelphia Cogeneration Project (including, without limitation, all Governmental Approvals now or hereafter held in the name or for the benefit of the Grantor);

          (c) Any and all present and future accounts (as defined in the Code) (including, but not limited to, all open accounts, accounts receivable and rights to payment of money, hire due or to become due and moneys arising under or pursuant to the Intangibles Collateral or to any other agreements, documents or instruments relating to any property whether or not owned or leased by the Grantor), chattel paper, documents, instruments, cash and noncash proceeds, all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto and other rights arising from or by virtue of, or from the voluntary or involuntary sale or other disposition of, or collections with respect to, or insurance proceeds payable with respect to, or proceeds payable by virtue of warranty or other claims and causes of action (i) for money, loss or damages arising out of or in any way connected with the use, operation or management of any property of the Grantor or (ii) against manufacturers of or claims against any other person or entity with respect to all or any part of the Personal Property and other property whether or not owned or leased by the Grantor (all of the foregoing types and items of property and interests described in this paragraph are hereinafter collectively referred to in this Agreement as the "Accounts");

          (d) Any and all inventory (as defined in the Code) of the Grantor, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods (as defined in the Code) of the Grantor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, recess, finished goods and supplies used or consumed in the Grantor's business, together with all documents, documents of title, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing (all of the foregoing types and items of property and

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interests described in this paragraph are hereinafter collectively referred to in this Agreement as the "Inventory Collateral");

          (e) Any and all other interests of every kind and character which the Grantor now has or at any time hereafter acquires in and to any property whether or not owned or leased by the Grantor, any interest of the Grantor in the goods or inventory produced therefrom or stored thereon, the Personal Property, the Intangibles Collateral, the Accounts and the Inventory Collateral and all property, real, personal or mixed, tangible or intangible, which is used or useful in connection with any property whether or not owned or leased by the Grantor, any interest of the Grantor in the goods or inventory produced therefrom or stored thereon, the Personal Property, the Intangibles Collateral, the Accounts and the Inventory Collateral and the proceeds and products of all of the foregoing and all moneys of any kind whatsoever arising from or in connection with the Grantor's ownership, sale or lease of the interest of the Grantor in the goods or inventory produced therefrom or stored thereon, the Personal Property, the Intangibles Collateral, the Accounts and the Inventory Collateral, including without limitation, any and all money and claims for moneys due and to become due to the Grantor with respect to the actual constructive, agreed, arranged or compromised total loss, or requisition, purchase, seizure, or taking in any manner of title or ownership of any property of the Grantor, and all claims for damage or compensation with respect thereto, and any indemnity, warranty or guaranty otherwise payable by reason of loss or damage to, or otherwise with respect to, any interest of the Grantor in the goods or inventory produced therefrom or stored thereon, the Personal Property, the Intangibles Collateral, the Accounts and the Inventory Collateral, whether now owned or hereafter acquired; and

          (f) Any and all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, the Personal Property, the Intangibles Collateral, the Accounts and the Inventory Collateral, including without limitation
(i) all claims of the Grantor against third parties for loss of, damage to or destruction of, or of proceeds payable under, or unearned premiums with respect to policies of insurance in respect of, any of the Personal Property, the Intangibles Collateral, the Accounts or the Inventory Collateral; (ii) any condemnation payments with respect to any of the Personal Property, the Intangibles Collateral, the Accounts or the Inventory Collateral, in each case whether now existing or hereafter arising; and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Personal Property, the Intangibles Collateral, the Accounts or the Inventory Collateral, including, without limitation, all other rights, claims and benefits of the Grantor against any person arising out of, relating to or in connection with, any of the Personal Property, the Intangibles Collateral, the Accounts or the Inventory Collateral.]

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          The security interest of the Security Trustee contained
herein shall cover, and shall include a continuing general assignment in favor of the Security Trustee in, any and all documents, contracts, liens and security instruments, guarantees, books and records evidencing, securing or relating to the Collateral and the insurance to be secured to cover same in accordance with Section 5 hereof.

          3. Security for Secured Obligations. This Agreement secures the payment and performance of all of the Secured Obligations.

          4. Representations and Warranties. The Grantor represents and warrants as follows:

          (a) The Grantor owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for any Permitted Liens. Except with respect to Permitted Liens, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

          (b) Appropriate financing statements and mortgages have been or are concurrently herewith being filed at all governmental offices in each jurisdiction where such filing is necessary to perfect the security interest intended to be covered hereby and such security interest shall, upon such filing, constitute a perfected security interest in the Collateral in favor of the Security Trustee (to the extent that such security interest can be perfected in the Collateral by filing a financing statement or mortgage under the Code or applicable state or foreign law) which are enforceable as such against all creditors of and purchasers from the Grantor (other than purchasers who take free of such liens, encumbrances or security interests under the Code) and against any owner or purchaser of the real property where any of the equipment is located and any present or future creditor obtaining any lien, encumbrance or security interest on such real property. All other filings and other actions requested by the Security Trustee to perfect and protect the security interest granted herein have been duly made or taken.

          (c) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than as contemplated by sub-clause (c) immediately preceding this sub-clause) is required either (i) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Grantor or (ii) for the perfection of or the exercise by the Security Trustee of its right and remedies hereunder.

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          (d)  All material agreements and rights constituting the
Collateral (including, but not limited to the Intangibles Collateral) are valid and subsisting and are in full force and effect; and all rentals, royalties and other material amounts due and payable by the Grantor in respect thereof (and, to Grantor's knowledge, all rentals, royalties and other material amounts due and payable by third parties in respect thereof) have been paid or provision for such payment satisfactory to the Security Trustee has been made; all of Grantor's obligations in respect thereof have been timely met; and all leases, agreements and all other material obligations to lessors and others attendant to the ownership of the Collateral have been timely met and duly performed. Except to the extent incurred in the ordinary course of business, the Accounts are free from any claim for credit, deduction or allowance of any party obligated in respect thereof and free from any defense, dispute, setoff or counterclaim and there is no extension or indulgence with respect thereto.

          5. Further Assurances. (a) The Grantor agrees that from time to time, at the expense of the Grantor, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or advisable, or that the Security Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Security Trustee to exercise and enforce its rights and remedies hereunder with respect to the Collateral. Without limiting the generality of the foregoing, the Grantor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or advisable, or as the Security Trustee may reasonably request, whether in a jurisdiction where the Code has been adopted or any other jurisdiction, in order to perfect and preserve the security interests granted or purported to be granted hereby.

          (b) The Grantor hereby authorizes the Security Trustee to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. In the event that the Security Trustee files any such financing statements or renewals without the signature of the Grantor, it shall provide the Grantor with notice thereof as soon as practicable after such filing.

          (c) The Grantor will furnish to the Security Trustee from time to time as the Security Trustee may reasonably request statements and schedules further identifying and describing the Collateral and such other reports in connection therewith, all in reasonable detail.

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          (d)  Upon reasonable notice without materially interfering with the ordinary course or conduct of the Grantor's business, the Security Trustee shall at all times have full and free access during normal business hours to all the books, correspondence and records of the Grantor, and the Security Trustee or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Security Trustee, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. The Security Trustee and its representatives shall at all times, upon reasonable notice, without materially interfering with the ordinary course or conduct of the Grantor's business, also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (e) The Grantor will comply with all requirements of law applicable to the Collateral or any part thereof other than those requirements with which the failure to comply would not have a material adverse effect on the existence, condition or value of the Collateral or the security interests granted hereunder; provided, however, that the Grantor may contest any requirement of law in any reasonable manner which shall not, in the reasonable opinion of the Security Trustee, materially adversely affect the Security Trustee's rights or the priority of their security interests in the Collateral.

          (f) Without thirty (30) days' prior written notice to the Security Trustee, the Grantor shall not (i) change its chief executive office or principal place of business, (ii) change the location at which it maintains its records relating to the Intangibles Collateral or Accounts, and (iii) except as permitted under the Credit Agreement, remove its Personal Property from any of the counties in which such Personal Property is presently located (other than temporary removals of Personal Property which are in the ordinary course of Grantor's business). Grantor shall furnish to the Security Trustee from time to time, as the Security Trustee may reasonably request, reports identifying the locations where the Collateral is located.

          (g) The Grantor shall not change its corporate name, identity or corporate structure, nor carry on business under any name other than its corporate name, unless (i) it has given to the Security Trustee not less than thirty days prior written notice of its intention to do so, specifying such new corporate name, identity or corporate structure, and providing such other information in connection therewith as the Security Trustee may reasonably request, and (ii) with respect to such new corporate name, identity or corporate structure, it shall have taken all action, requested by the Security Trustee in its reasonable discretion, to maintain the security interest of the Security

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Trustee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (h) The Grantor shall pay promptly, or cause to be paid promptly, when due all property and other material taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith and adequate reserves have been maintained therefor.

          (i) The Grantor will maintain all Collateral necessary in the Grantor's business in good operating condition, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and will provide maintenance, service and repairs necessary for such purpose.

          (j) The Grantor shall, within ten days of acquiring an ownership interest in any Collateral having a value in excess of Twenty-Five Thousand Dollars ($25,000) on which a security interest under the Code can only be perfected by appropriate notations on the certificate of title relating to such Collateral, deliver to the Security Trustee any and all certificates of title, applications for title or similar evidence of ownership of such Collateral and shall cause the Security Trustee to be named as lienholder on any such certificate of title or other evidence of ownership.

          (k) The Grantor will, promptly upon request, provide to the Security Trustee all information and evidence it may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Security Trustee to enforce the provisions of this Agreement.

          6. Security Trustee Appointed Attorney-in-Fact. The Grantor hereby irrevocably appoints the Security Trustee as the Grantor's attorney-in-fact, with full authority in the name, place and stead of the Grantor, from time to time in the Security Trustee's discretion, should an Event of Default (as such term is defined in the Credit Agreement) have occurred and be continuing to take any action and to execute any document which the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

               (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

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               (ii) to receive, endorse, and collect any drafts or
               other instruments, documents and chattel paper in connection with clause (i) above, and

               (iii) to file any claims or take any action or institute any proceedings which the Security Trustee may deem necessary or advisable for the recovery of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect thereto created by this Agreement.

          7. Concerning Account Debtors. (a) If the Security Trustee so directs at any time after the occurrence and during the continuation of an Event of Default, the Grantor agrees (i) to cause all payments on account of the Accounts to be made directly to the Security Trustee and
(ii) that the Security Trustee may, at its option, directly notify the obligors with respect to any of the Accounts to make such payments.
The Grantor agrees to be bound by any commercially reasonable collection, compromise, forgiveness, extension or other action taken by the Security Trustee with respect to the Accounts. Without notice to or assent by the Grantor, the Security Trustee shall apply any or all amounts then or thereafter deposited with it in the manner provided in
Section 11 of this Agreement. The costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Grantor or the Security Trustee, shall be borne by the Grantor.

          (b) The Grantor shall endeavor to cause to be collected from the account debtor named in each of its Accounts, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted collection procedures in accordance with all applicable laws), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof of all such amounts as are so collected to the outstanding balance of such Account, except that, unless an Event of Default shall have occurred and be continuing, the Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment or settlement for less than the total unpaid balance in the ordinary course of business, consistent with the Grantor's existing policies with respect thereto and which the Grantor finds appropriate at the time in accordance with sound business judgment, and
(ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Grantor or the Security Trustee, shall be borne by the Grantor.

          8. Instruments. If any of the Accounts become evidenced by an instrument, chattel paper or letter of credit (each defined in the Code), the Grantor, upon notice from the Security Trustee and provided an Event of Default has occurred and is continuing,

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shall promptly, and in any event within ten days, notify the Security
Trustee thereof, and upon request by the Security Trustee promptly deliver such instrument, chattel paper or letter of credit as further security under this Agreement.

          9. Security Trustee May Perform. If the Grantor fails to perform any agreement contained herein, the Security Trustee may itself perform, or cause to be performed, such agreement, and the expenses of the Security Trustee incurred in connection therewith shall be payable by the Grantor.

          10. The Security Trustee's Duties. The powers conferred on the Security Trustee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Security Trustee to exercise any such powers. Except for the safe custody of any of the Collateral which, from time to time, may come into its possession and the accounting for moneys actually received by it hereunder, the Security Trustee shall have no duty as to the Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral.

          11. Remedies. The security constituted by this Agreement shall be enforceable if an Event of Default shall have occurred and be continuing:

          (a) The Security Trustee may exercise, in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code shall be applied by the court in the jurisdiction in which enforcement of the security interest contained herein is sought) and also may (i) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Security Trustee forthwith, assemble all or any part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee, at a place to be designated by the Security Trustee which is reasonably convenient to both parties, and (ii) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee's offices or elsewhere, for cash, and at such price or prices and upon such other terms as the Security Trustee may deem commercially reasonable. The Security Trustee shall give the Grantor at least ten days' notice of the time and place of any public sale. The Grantor agrees that ten days' notice of any such sale is commercially reasonable notification. The Security Trustee shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

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          (b)  All cash proceeds received by the Security Trustee in respect of any sale of, or other realization upon, all or any part of the Collateral shall be applied (after payment of any amounts payable to the Security Trustee pursuant to Section 13 of this Agreement) in whole or in part by the Security Trustee as set forth in Section 9 of the Credit Agreement.

          12.  Non-Interference with Remedies; Specific Performance.
(a) The Grantor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time pledge, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and the Grantor waives the benefit of all such laws to the extent it lawfully may do so. The Grantor agrees it will not interfere with any right, power or remedy of the Security Trustee provided for in this Agreement now or hereafter existing at law or in equity or by statute or otherwise, or with the exercise or beginning of the exercise by the Security Trustee of any one or more of such rights, powers or remedies.

          (b) The Grantor agrees that a breach of any of the agreements or covenants contained in this Agreement will cause irreparable injury to the Security Trustee, that the Security Trustee has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every agreement and covenant contained in this Agreement shall be specifically enforceable against the Grantor, and the Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such agreements or covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such Secured Obligations.

          13. Indemnity, Expenses and Interest. (a) The Grantor shall on demand of the Security Trustee pay to the Security Trustee (on a full indemnity basis) all costs, charges, losses, liabilities and expenses expended, paid or incurred by the Security Trustee (whether before or after this Agreement becomes enforceable), including any tax thereon and reasonable professional fees including attorneys' fees, in connection with any breach of the covenants or undertakings herein or the exercise of any rights exercisable under it or the recovery of any of the Secured Obligations by the Security Trustee, including, without limitation, any remuneration and other sums at any time payable to the Security Trustee and all costs, charges, losses, liabilities and expenses connected with the protection, realization, enforcement or release of any provision of this Agreement, except to the extent the same results from the Security Trustee's gross negligence or willful misconduct.

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          (b)  The Grantor shall after demand by the Security Trustee pay to the Security Trustee interest at a rate per annum equal to the Default Rate on all of the costs, charges, losses, liabilities and expenses referred to this clause. So long as no Event of Default has occurred and is continuing, such interest shall accrue and be payable from the date on which the Grantor receives notice from the Security Trustee, otherwise, such interest shall accrue and be payable from the date such cost, charge, loss, liability or expense was incurred by the Security Trustee.

          14. Security Interest Absolute. All rights of the Security Trustee and the security interest granted hereunder, and all Secured Obligations, shall be absolute and unconditional, irrespective of:

               (i) any lack of validity or enforceability of the Credit Agreement or the Note, or any other agreement or instrument relating thereto;

               (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Grantor or any other person under or in connection with the Credit Agreement or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Note or the terms of any thereto; or

               (iii) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Secured Obligations or this Agreement.

          15. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure therefrom by the Grantor, shall be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          16. Successors and Assigns. Whenever in this Agreement reference is made to any person, such reference shall be deemed to include the successors and assigns of such person.

          17. Notices. Every notice or other communication under this Agreement shall be in writing and may be given by telex or telecopy as follows:

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              If to the Grantor:

              O'Brien (Philadelphia) Cogeneration Inc.
              1221 Nicollet Mall
              Suite 610
              Minneapolis, Minnesota  55403

              Attention:  Vice President-CFO

              Telecopy No.:  (612) 373-8833

              with a copy to:

              Troutman Sanders LLP
              600 Peachtree Street, N.W.
              Suite 5200
              Atlanta, Georgia  30308-2216

              Attention:  M. Stuart Sutherland, Esq.

              Telecopy No.: (404) 885-3900

              If to the Security Trustee:

              MeesPierson Capital Corporation
              445 Park Avenue
              New York, New York 10022

              Attention: Hendrik Vroege

              Telecopy No.: (212) 801-0420

or to such other address as either party shall from time to time specify in writing to the other. Any notice sent by telex or telecopy shall be confirmed by letter dispatched as soon as practicable thereafter.

          Every notice or other communication as shall, except so far as otherwise expressly provided by this Agreement, be deemed to have been received (provided it is received prior to 2 p.m. New York time; otherwise it shall be deemed to have been received on the next following Banking Day (as such term is defined in the Credit
Agreement)) in the case of a telex or telecopy at the time the transmitting machine

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provides confirmation of dispatch thereof (provided further that if the date of dispatch is not a Banking Day in the locality of the party to whom such notice or demand is sent it shall be deemed to have been received on the next following Banking Day in such locality) and, in the case of a letter, at the time of receipt thereof.

          18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall
(i) remain in full force and effect until payment in full of the Secured Obligations, (ii) be binding upon the Grantor, its successors and assigns, and (iii) inure to the benefit of the Security Trustee and its respective successors, transferees and assigns. Upon the payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights in and to the Collateral shall revert to the Grantor. Upon any such termination, the Security Trustee will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

          19. Headings. In this Agreement, clause headings are inserted for convenience of reference only and shall not be considered in the interpretation of this Agreement.

          20. Waiver of Jury Trial. IT IS MUTUALLY AGREED BY AND BETWEEN THE PARTIES HERETO THAT EACH OF THEM HEREBY WAIVES TRAIL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER PARTY HERETO ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT AND ANY SECURITY DOCUMENT TO WHICH THE GRANTOR OR THE ASSIGNEE MAY BE A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          21. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT ANY REFERENCE TO CONFLICTS OF LAWS PRINCIPLES OF THAT STATE.

          22. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be deemed to be duplicate originals and which shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized on the day and year first above written.


                            O'BRIEN (PHILADELPHIA)
                               COGENERATION INC.


                            By: /s/ Timothy P. Hunstad
                                      Name:  Timothy P. Hunstad
                                      Title:  Vice President-CFO


                            MEESPIERSON CAPITAL CORP.


                            By: /s/ Hendrik J. Vroege
                                      Name: Hendrik J. Vroege
                                      Title: Vice President



                              By: /s/ John T. Connors
                                      Name: John T. Connors
                                      Title: Exec. V.P.

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